Exhibit 99.4

Strategic Acquisition of Lima One Capital to Accelerate BPL Investment Strategy Investor Presentation May 6, 2021

Cautionary language regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements related to MFA’s agreement to acquire substantially all of the ownership interests of Lima One Holdings, LLC not already owned by MFA, including the ability to obtain all required approvals and consummate the transactions on a timely basis, Lima One’s future performance, including its ability to grow, and statements regarding Lima One’s impact on the MFA’s business and future performance. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "expect," "believe,“ “intend,” “plan” and similar expressions or their negative forms, or by references to strategy, plans or intentions. MFA’s actual results may differ materially from its beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties, including, but not limited to, risks relating to the transaction, including in respect of the satisfaction of closing conditions and the timing thereof; difficulties in obtaining governmental and other third party consents in connection with the transaction; unexpected challenges related to the integration of Lima One’s businesses and operations; unanticipated expenditures relating to or liabilities arising from the transaction or the acquired business; the impact of the transaction on relationships with, and potential difficulties retaining, employees, customers and other third parties; the inability to obtain, or delays in obtaining, expected benefits from the transaction; and changes in general economic and/or industry specific conditions. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are described in MFA’s Annual Report on Form 10-K for the year ended December 31, 2020, under the caption "Risk Factors“ and in other reports that MFA files with the Securities and Exchange Commission. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. MFA undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Transaction Summary On May 5, 2021, MFA entered into a definitive agreement to acquire substantially all of the remaining ownership interests in Lima One Holdings, LLC (together with Lima One Capital, LLC and other affiliates, “Lima One”) that it did not previously own Lima One is a leading nationwide originator and servicer of business purpose loans (BPLs) with a long relationship with MFA, which acquired a strategic minority interest in Lima One in 2018 and has been an active buyer of its loans since 2017 Further enhances MFA’s positioning as a committed, long-term capital partner to the BPL sector, which continues to benefit from improvement needs in the aging U.S. housing stock and secular growth trends behind single family rental Transaction includes the acquisition of Lima One’s operating platform and $1.1 billion servicing portfolio as well as approximately $200 million of related financial assets MFA plans to fund the transaction with cash on hand and the transaction is expected to close in Q3 2021 and to be accretive to GAAP earnings per share and return on equity in 2021 and future years

Transaction Rationale P P P P P P Lima One is a nationwide origination and servicing platform with >$3B of cumulative originations and outstanding product diversity and service, which drives borrower satisfaction and loyalty Strategic Combination Pairs MFA’s BPL aggregation and capital markets platform with Lima One’s origination and servicing capabilities – MFA has an established track record of financing assets acquired from Lima One Attractive Value Proposition Ability to consistently and captively generate >$1B of BPLs at cost annually – these high quality, high yielding assets are difficult to originate and hard to consistently source in the secondary market Compelling Market Backdrop Strong demand driven by fragmented financing markets, an aging single family and multifamily housing stock, and other long-term secular tailwinds behind single family rental Risk Management Benefits Lima One’s in-house servicing capability provides a credit enhancement for MFA across both Lima One production and assets acquired from other lenders on a flow basis Accretive Transaction Funded with cash on hand and expected to be accretive to 2021 GAAP earnings per share and return on equity

Lima One is a Leading Business Purpose Lending Franchise Lima One is a leading nationwide originator and servicer of business purpose loans with over $3 billion of cumulative volume since inception and a strong reputation with borrowers and institutional loan buyers Founded in 2011 and headquartered in Greenville, SC Recognized as one of South Carolina’s Top Places to Work and Inc. Magazine’s 5000 fastest growing companies in America Led by an experienced senior management team with decades of residential mortgage and BPL experience CEO Jeff Tennyson and Lima One Executive Leadership Team to join MFA 190 FTEs, primarily in Greenville but supporting an established lending presence across 44 states and D.C. Strong core Southeast and Mid-Atlantic presence (approximately 50% of production) complemented by diverse national lending capability All loans underwritten and serviced in-house, including a construction management team Fully-integrated and scalable loan origination and servicing suite, allowing single continuous workflow from loan application to loan payoff Servicer on institutionally-rated securitizations ($ Billions) Achieved >$1B Annual Volume in 2019 MFA Initial Investment in 2018 $2.5 $2.0 $1.5 $1.0 $0.5 - Achieved >$3B Cumulative Volume in March 2021 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 15 15 16 16 17 17 18 18 19 19 20 20 21

Strategic Acquisition Creates Differentiated Platform Culmination of a multiyear partnership that combines a leading capital provider with a leading origination and servicing franchise in the highly attractive business purpose lending sector Leading BPL Capital ProviderLeading BPL Originator and Servicer $2.5 Billion Cumulative Business Purpose Loans Acquired Since 2017 $0.9 Billion Active Business Purpose Loan Investments (UPB) >$3 Billion Cumulative Business Purpose Loans Originated $1.1 Billion Active Business Purpose Loan Servicing Portfolio (UPB) P P

Compelling Market Backdrop With Large, Durable Opportunity Business purpose lending includes a wide but interconnected array of borrower and collateral types across three primary segments: fix-and-flip / construction, transitional multifamily and single family rental Fix-and-Flip / ConstructionTransitional MultifamilySingle Family Rental Highly predictable market that consistently represents 5-7% of total home sales in the U.S. (1) Long-term tailwinds driven by an aging housing stock, attractive borrower returns, and demand for renovated or new properties Aging housing stock provides opportunity to transition smaller multifamily properties Over 10 million or 65% of small property units are in structures built more than 30 years ago, many of which are ripe for infill projects (3) Since 1965, approximately 35% of the $25+ trillion U.S. housing stock has been consistently rented (4) Underlying demand trend buoyed by fragmented property ownership (<10% institutional) and financing (>50% cash purchases) (4) Age of Single Family Housing (2) Age of Multifamily Housing (3) U.S. Rentership Rate (4) Median age of single family U.S. housing stock has increased by almost 20 years over the past three decades; >65% now >30 years old (3) 41 23 65% 60% 35% 40% 40 35 30 25 5-49 Units>50 Units 20 '85 '87 '89 '91 '93 '95 '97 '99 '01 '03 '05 '07 '09 '11 '13 '15 '17 '19 Source: ATTOM Data Solutions. Median Age in Years. Source: U.S. Census Bureau. Age in Years. Source: U.S. Census Bureau. Source: John Burns Real Estate Consulting, Velocity Financial S-1, U.S. Census Bureau. 50% 35% Long-Term Average (4) 40% 35% 30% 25% '65 '70 '75 '80 '85 '90 '95 '00 '05 '10 '15 '20

Strong Risk Management Via High Quality Origination and Servicing

Lima One is one of a limited number of $1+ billion annual BPL originators and has a strong track record of producing high quality assets and providing high quality servicing to institutional loan buyers

Granular Assets	Superior Yields	Low LTVs
$250,000 Average Loan Size	**8.7%** Annualized Gross Yield (1)	**67%** LTAIV / LTARV (2)

Diverse Assets	Repeat Borrowers	Strong Borrowers
<25% Volume from Top 50 Borrowers	**>50%** Units / Volume from Repeat Borrowers	**723** Borrower FICO Score

Direct Origination	Diverse Products	National Presence
>75% Units / Volume Originated Directly	**6+** Discrete Loan Product Programs	**44 States + D.C.** Active Lending Presence

=

>$3 Billion Cumulative Originations

80bps Cumulative Loss Rate (3)

$1.1 Billion Servicing Portfolio With **<6.5%** Delinquency (3)

(1) Borrower rate (APR), plus annualized origination fees paid to Lima One.
(2) Loan-to-as is value (LTAIV) for Rental and Stabilized Multifamily. Loan-to-after repair value (LTARV) for FixNFlip and Value Add Multifamily.
(3) As of March 31, 2021. Cumulative loss rate based on all loans originated from January 1, 2017, through March 31, 2021. Delinquency rate reflects loans 90+ days past due.
Note: Production statistics reflect weighted-averages based on loan amount for all loans originated from January 1, 2018, through March 31, 2021.

8

MFA FINANCIAL, INC.

Lima One's Comprehensive Product Offering

Lima One is unique in its ability to develop and offer a comprehensive product suite that serves the diverse and dynamic financing needs of real estate investors, resulting in a strong reputation with borrowers

FixNFlip Loan Programs

FixNFlip

- For the investor looking to purchase and renovate a single family residence for resale or rent

New Construction

- For the experienced investor looking to build a new single family residence for resale or rent

Rental Loan Programs

Rental (Single Property)

- For the investor looking to purchase or refinance a single SFR property or small portfolio of SFR properties

Rental Premier (Portfolio)

- For the institutional investor looking to consolidate their SFR portfolio (average: approx. 20 properties)

Multifamily Loan Programs

Value Add

- For the investor looking to purchase and renovate a transitional multifamily property

Stabilized Bridge

- For the investor looking to purchase or refinance a stabilized, cash flowing multifamily property

Cumulative Volume by Product (1)


($ Millions)
$1,953
$793
$342
FixNFlip
Rental
Multifamily

Gross Yield by Product (2)


11.1%
6.5%
8.4%
FixNFlip
Rental
Multifamily

LTV by Product (3)


65%
71%
66%
FixNFlip
Rental
Multifamily

(1) As of March 31, 2021.
(2) Borrower rate (APR), plus annualized origination fees paid to Lima One.
(3) Loan-to-as is value (LTAIV) for Rental and Stabilized Multifamily. Loan-to-after repair value (LTARV) for FixNFlip and Value Add Multifamily.
Note: Yield and LTV statistics reflect weighted-averages based on loan amount for all loans originated from January 1, 2018, through March 31, 2021.

9

MFA
FINANCIAL, INC.

Lima One's Diverse Origination Footprint

Strong core Southeast and Mid-Atlantic presence complemented by national lending capability, with over 75% of production sourced directly and over 50% of production from repeat borrowers


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
Cumulative Volume (1)
>$100 Million
$50-100 Million
$25-50 Million
$10-25 Million
$1-10 Million
<$1 Million
Headquarters
Sales Presence

(1) Based on all loans originated from January 1, 2018, through March 31, 2021.
Note: Map excludes AK (no volume) and HI ($2.3 million volume over this period).

10